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                                                                     RULE 497(e)
                                                                       333-62662

                               THE DIRECT ANNUITY

                                    Issued by
                 THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                                   Through Its

                           AMERICAN SEPARATE ACCOUNT 5

               https://secure.americanlifeny.com/annuity/begin.cfm

                       Supplement Dated February 15, 2002
                                     to the
                       Prospectus Dated December 13, 2001

        This Supplement Supersedes the Supplement Dated December 14, 2001


1.   BERGER IPT - NEW GENERATION SUBACCOUNT CLOSED

Effective February 15, 2002, the Berger IPT - New Generation Subaccount will no longer be offered as an investment option under the Contract and is closed to new Contributions and transfers from other Subaccounts and from the General Account.

Please disregard all references in the Prospectus to the Berger IPT - New Generation Subaccount and the Berger IPT - New Generation Fund.

2. INSERT THE FOLLOWING ON PAGE 36 OF THE PROSPECTUS IMMEDIATELY BEFORE THE HEADING "TRANSFERS OF ACCOUNT BALANCE":

LIMITATION ON TRANSACTIONS INVOLVING INTERNATIONAL SUBACCOUNTS

Certain transactions involving International Subaccounts may adversely affect existing Contract Owners. Accordingly, we will not accept an order for an International Subaccount that:

(1)  is placed between 9:00 a.m. ET and 4:00 p.m. ET on a Valuation Day; AND

(2) is for a transaction (E.G., new Contribution, withdrawal or transfer) whose amount is equal to or greater than $50,000.

If your order is not accepted by us because of this limitation, we will inform you by placing a notice in your Personal File. Accordingly, you may wish to check your Personal File after you have submitted your order to determine whether it has been accepted. If your order was not accepted, you can re-submit it (1) before 4:00 p.m. ET in an amount less than $50,000 for processing at that Valuation Day's Accumulation Unit value or (2)
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after 4 p.m. ET (but before 9:00 a.m. ET on the following Valuation Day) for processing at the following Valuation Day's Accumulation Unit value.

We consider the following Subaccounts to be International Subaccounts: AIM V.I. Global Utilities Subaccount; AIM V.I. International Equity Subaccount; American Century VP International Subaccount; Berger IPT - International Subaccount; and PIMCO VIT - Foreign Bond Subaccount. We may add new International Subaccounts in the future.

3. INSERT THE FOLLOWING ON PAGE 38 OF THE PROSPECTUS AS THE LAST PARAGRAPH UNDER THE HEADING "TRANSFERS OF ACCOUNT BALANCE":

LIMITATIONS ON TRANSFERS. Because excessive transfers among Subaccounts can disrupt the management of the Underlying Funds and increase the Underlying Funds' costs for all owners of Contracts, we reserve the right to limit the number of transfers you may make in any Contract year or to refuse any transfer request if:

(1) we determine, in our sole discretion, that your transfer patterns among the Subaccounts reflect a market timing strategy; or

(2) we are informed by one or more of the Underlying Funds that the purchase or redemption of shares is to be restricted because of excessive transfers, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of the Underlying Funds; or

(3) we believe, in our sole discretion, that your transfers may have a detrimental effect on Subaccount Accumulation Unit values or the share prices of the Underlying Funds.

We will inform you by placing a notice in your Personal File if your requested transfer is not made. Accordingly, you may wish to check your Personal File after you have submitted a transfer request to determine whether it has been made. If your transfer request is not processed by us because of these limitations, you will need to submit a new request at a later date.

If you have any questions about this Supplement, you can click on the "Get Live Help" link on our Website to initiate a live chat. Or, you can e-mail us at service@americanlifeny.com or call us at (800) 853-1968 and we will answer as promptly as we can.

 YOU MAY CONSIDER PRINTING THIS SUPPLEMENT AND KEEPING IT FOR FUTURE REFERENCE.